The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio $3,659
Janus Aspen Worldwide Growth Portfolio $12,944

Service Class
Janus Aspen International Growth Portfolio $3,513
Janus Aspen Worldwide Growth Portfolio $1,425

Service II Class
Janus Aspen International Growth Portfolio $540
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio $10,411
Janus Aspen Mid Cap Value Portfolio $985

Service Class
Janus Aspen Flexible Bond Portfolio $1,095
Janus Aspen Mid Cap Value Portfolio $3,623

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio $0.2252
Janus Aspen Worldwide Growth Portfolio $0.2223

Service Class
Janus Aspen International Growth Portfolio $0.1967
Janus Aspen Worldwide Growth Portfolio $0.1919

Service II Class
Janus Aspen International Growth Portfolio $0.1967
Janus Aspen Worldwide Growth Portfolio $0.1956

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio $0.4295
Janus Aspen Mid Cap Value Portfolio $1.5910

Service Class
Janus Aspen Flexible Bond Portfolio $0.4295
Janus Aspen Mid Cap Value Portfolio $1.5910

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: 893
Janus Aspen International Growth Portfolio: 16,342
Janus Aspen Worldwide Growth Portfolio: 58,642

Service Class
Janus Aspen Global Technology Portfolio: 37,548
Janus Aspen International Growth Portfolio: 17,981
Janus Aspen Worldwide Growth Portfolio: 7,478

Service II Class
Janus Aspen Global Technology Portfolio: 6,444
Janus Aspen International Growth Portfolio: 2,760
Janus Aspen Worldwide Growth Portfolio: 0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $3.30
Janus Aspen International Growth Portfolio $27.54
Janus Aspen Worldwide Growth Portfolio $25.77

Service Class
Janus Aspen Global Technology Portfolio $3.42
Janus Aspen International Growth Portfolio $27.29
Janus Aspen Worldwide Growth Portfolio $25.61

Service II Class
Janus Aspen Global Technology Portfolio $3.48
Janus Aspen International Growth Portfolio $27.46
Janus Aspen Worldwide Growth Portfolio $25.69